BLACKROCK MID CAP DIVIDEND SERIES, INC.

BlackRock Mid Cap Dividend Fund

(the “Fund”)

Supplement dated July 20, 2017

to the Prospectus of the Fund, dated May 31, 2017, as supplemented to date

On June 28, 2017, the Board of Directors of BlackRock Mid Cap Dividend Series, Inc. approved a change in the Fund’s distribution frequency from annually to quarterly. As such, effective immediately, the following change is made to the Fund’s Prospectus.

The first sentence of the first paragraph in the section entitled “Management of the Fund — Dividends, Distributions and Taxes” following the sub-section entitled “Buying a Dividend” is deleted in its entirety and replaced with the following:

The Fund will distribute net investment income, if any, quarterly and net realized capital gains, if any, at least annually.

Shareholders should retain this Supplement for future reference.

PRO-MCD-0717SUP